Bargain Purchase Gain (Tables)	12 Months Ended
Dec. 31, 2014
Fair Value of Assets and Liabilitie Acquired

ASC 805 requires that a gain be recorded when the fair value of the net assets acquired is greater than the fair value of the consideration transferred. Because the fair value of TAP Funding’s net assets exceeded the purchase consideration, a bargain purchase gain was recorded in 2012 as follows:

Containers, net	$161,038
Net investment in direct financing and sales-type leases	4,120
Revolving credit facility	(108,471)
Other net assets	3,607

Net assets	$60,294

Net assets acquired by TL (1)	$33,825
Cash consideration	(20,532)
Reduced management fees	(3,852)

Bargain purchase gain	$9,441

(1)	In accordance with ASC 805, the control acquired by TL was calculated as TL’s ownership interest in TAP Funding’s common shares of 50.1% plus a control premium determined to be 12% of the noncontrolling interest in TAP Funding’s common shares of 49.9%.